Forward Air 2Q24 Earnings Presentation August 7, 2024

Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements included in this presentation relate to expectations regarding customer demand for services of Forward Air Corporation (“Forward”, “we” or “us”) as well as expectations regarding the freight market, including any anticipated growth in the less-than-truckload sector; ability to delever and focus on debt repayment; ability to achieve and timing of capturing the intended benefits of the acquisition of Omni Logistics, including any revenue and cost synergies; ability to reduce operating expenses and increase operating leverage; expectations regarding the timing and impact of forecasted or anticipated savings and ability to reach the run rate; Forward's ongoing commitment to provide excellent service to its customers; expectations regarding Forward's ability to execute on its plan to integrate Omni Logistics in order to generate long-term value for shareholders; expectations regarding Forward's ability to grow and retain its customer base, including the anticipated revenue generated from new customers; expectations regarding Forward's strategies, including with respect to its ability to become more vertically integrated; the anticipated timing of Forward’s plan to rebrand and rename; plans regarding the future declaration of dividends and repurchases; ability to run operations on a predictive and data-driven basis; capital allocation strategies, including the result of any portfolio review and expectations regarding our Consolidated EBITDA for the 2024 calendar year. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as recessions, inflation, higher interest rates and downturns in customer business cycles, Forward's ability to achieve the expected strategic, financial and other benefits of the acquisition of Omni Logistics, including the realization of expected synergies and the achievement of deleveraging targets within the expected timeframes or at all, the risk that the businesses will not be integrated successfully or that integration may be more difficult, time-consuming or costly than expected, the risk that operating costs, customer loss, management and employee retention and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) as a result of the acquisition of Omni Logistics may be greater than expected, continued weakening of the freight environment, future debt and financing levels, our ability to deleverage, including, without limitation, through capital allocation or divestitures of non-core businesses, our ability to secure terminal facilities in desirable locations at reasonable rates, more limited liquidity than expected which limits our ability to make key investments, the creditworthiness of our customers and their ability to pay for services rendered, our inability to maintain our historical growth rate because of a decreased volume of freight or decreased average revenue per pound of freight moving through our network, the availability and compensation of qualified Leased Capacity Providers and freight handlers as well as contracted, third-party carriers needed to serve our customers’ transportation needs, our inability to manage our information systems and inability of our information systems to handle an increased volume of freight moving through our network, the occurrence of cybersecurity risks and events, market acceptance of our service offerings, claims for property damage, personal injuries or workers’ compensation, enforcement of and changes in governmental regulations, environmental, tax, insurance and accounting matters, the handling of hazardous materials, changes in fuel prices, loss of a major customer, increasing competition, and pricing pressure, our dependence on our senior management team and the potential effects of changes in employee status, seasonal trends, the occurrence of certain weather events, restrictions in our charter and bylaws and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2023, and as may be identified in our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We caution readers that any forward-looking statement made by us in this presentation is based only on information currently available to us and they should not place undue reliance on these forward-looking statements, which reflect management's opinion as of the date on which it is made. We undertake no obligation to publicly update any forward- looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise unless required by law. Non-GAAP Measures To supplement the financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), we have included Adjusted Operating Income, Consolidated EBITDA and Consolidated EBITDA excluding RIF, each a non-GAAP financial measure (each, a “Non-GAAP Measure”), in this presentation. The reconciliation of each Non-GAAP Measure to the most directly comparable financial measure calculated and presented in accordance with GAAP can be found in the Appendix to this presentation. Because each Non-GAAP Measure excludes certain items as described herein, it may not be indicative of the results that Forward expects to recognize for future periods. As a result, each Non-GAAP Measure should be considered in addition to, and not a substitute for, financial information prepared in accordance with GAAP. The Company is also providing Consolidated EBITDA and Net Leverage Ratio calculated in accordance with Forward’s credit agreement as we believe it provides investors with important information regarding our financial condition and compliance with our obligations under our credit agreement. 2

AGENDA 01 02 2Q24 Highlights Integration Update03 04 Leverage and Liquidity Cash Flow 3 All figures throughout presentation in $ millions where applicable LTL KPIs Capital Allocation / Deleveraging Conclusion 06 07 05

2Q24 Results Affected by Softness in Freight Cycle but Sequentially Improved



$644M
REVENUE
($3M)
ADJUSTED OPERATING INCOME(1)
$81M
CONSOLIDATED EBITDA(2)
$445M
LIQUIDITY(3)
5.2x
LTM COVENANT NET LEVERAGE(2)

Forward™ Omni Logistics®

1. Non-GAAP financial measure. Reconciliations and other information required by Regulation G can be found in the Appendix section of the presentation. Excludes goodwill impairment charge of $1.1B
2. Non-GAAP financial measure. Please note that this is calculated pursuant to our credit agreement
3. Includes $20M of restricted cash and $17M of cash in foreign subsidiaries

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1. Pro Forma for Omni acquisition calculated in accordance with Article 11 of Regulation S-X. For more information, please see our 8-K filed on June 10, 2024 2. Non-GAAP financial measure. Please note that Consolidated EBITDA is calculated pursuant to our credit agreement Strong 2Q24 Performance Relative to 1Q24 Positions The Business Well For 2H Pro Forma Revenue Consolidated EBITDA(2) $621 $644 1Q24 2Q24 $55 $81 1Q24 2Q24 (1) (1) 5

12.8 13.1 13.3 13.4 12.9 13.6 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 ▪ 2Q24 weight per shipment of 821 pounds with a 2.5% YoY increase ▪ We have seen a mix shift to 3PLs and direct customers who consume primarily D2D services, which typically average higher weight per shipment than A2A moves ▪ 2Q24 revenue per shipment, ex fuel of $200 with a 3.7% YoY increase ▪ Driven by the GRI that became effective in February 2024, strategic pricing initiatives and a shift in the business mix of customer channels during 2Q24 Legacy Forward Air LTL Metrics Stable to Improving 6 Shipments per Day Weight per Shipment Revenue per Shipment Excluding Fuel % YoY change (12.3%) (7.3%) (4.8%) 1.4% 3.4% ▪ 2Q24 shipments per day of 13.6K with a 3.4% YoY increase ▪ Driven by increased demand for our services due to continued high service levels and shift in the business mix of customer channels with incremental volume derived from direct customers in 2Q24 5.4% 7.8% 11.3% 7.4% 2.5% (2.1%) 0.3% 2.4% 0.9% 3.7% In 000’s In pounds In $’s 770 801 821 815 827 821 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 $198 $193 $199 $195 $200 $200 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24

Omni Integration on Track

Gross Synergies by Quarter in $M

$8.3M

1Q24
Close Transaction
$8.3M Cumulative

- Maintained service and corporate processes without interruption
- Shut down Omni's linehaul operations and absorbed volume into FWRD's network
- Began to execute facilities consolidation plan

$14.6M

2Q24
Action Items
$22.9M Cumulative

- Executed organizational streamlining with headcount redundancies
- Transitioned local cartage from 3rd-party vendors to FWRD where accretive
- Continued to execute facilities consolidations

$16.0M
(Anticipated)

3Q24
Realize Savings
$38.9M Cumulative

- Completed air freight transportation management system consolidation; additional systems conversions to continue into 2025
- Roll out indirect spend initiatives using combined company's improved buying power
- Continuing to progress facilities consolidations

$16.4M
(Anticipated)

4Q24
Refinement and Improvement
$55.3M Cumulative

- Harmonization of corporate policies and human capital management in US
- Continue IT system consolidations
- Continue facilities consolidations

$18.6M
(Anticipated)

End of 1Q25 and Beyond (Run-Rate)
~$75M Annualized

- All synergy initiatives currently planned are expected to be actioned by the end of 1Q25
- Costs to achieve depend on ability to secure lease terminations and sublets. Amount expected to decrease over time as lease overhang costs are mitigated from exited sites
- Continue to seek new synergy opportunities

Forward™ Omni Logistics®

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Continuous Improvement Culture 8 ▪ Right-sizing NewCo for combined back office and operations / network ▪ ~$20M of run-rate cost savings incremental to synergies expected by 2025, stemming from SG&A cost-cutting actions already taken ▪ Several synergy projects are establishing a base for more efficient go-forward business model: – Streamlining of IT systems, eliminating duplicative operating locations, restructuring domestic forwarding operating functions ▪ Cost-cutting focus continues with ad hoc initiatives identified inside and outside of synergy capture, from terminal-level vendor spend to procurement initiatives rolling out enterprise-wide discounts ▪ Promoting a culture of collaboration and cooperation ▪ Consolidating business rules, org structures and processes – SOPs – DOA – Benefit policies ▪ Improved efficiency from operating as one company – Back-office integration – Joint operations ▪ April 2024: Shawn Stewart named CEO – Three decades of experience in Global Supply Chain – Has held numerous leadership positions across logistics and transportation - most recently served as President and Managing Director, North America at CEVA Logistics ▪ July 2024: Jamie Pierson named CFO – Extensive experience in transportation and logistics with a demonstrated track record in financial leadership positions – Former A&M operational restructuring professional ▪ July 2024: James Faught named as CAO – Most recently served as CFO of EVO Transportation – Prior to this role, served as Chief Accounting Officer at Yellow Corporation New Leadership Right Sizing the Business Unifying and Streamlining Business / Culture

5.0x 5.2x Required Covenant Ratio 6.0x 1Q24 2Q24 1. Non-GAAP financial measure. Please note that is calculated pursuant to our credit agreement. 2. Includes Term Loan, Senior Secured Notes, and Revolving Credit Facility; excludes finance leases 3. Excludes foreign subsidiaries and restricted cash 4. Undrawn revolver balance Deleveraging Remains a Key Priority for Management Through Asset Sales and Operational Improvement Term Loan B $1,045 $1,045 Senior Sec. Notes $725 $725 First Lien Debt(2) $1,770 $1,770 Net Cash(3) $136 $68 Net Debt $1,634 $1,702 Consolidated LTM EBITDA(1) $324 $325 Net Leverage(1) Liquidity Gross Cash: $105M Gross Cash: $172M Net Cash Revolving Credit Facility(4) Restricted Cash Deduction Foreign Subsidiary Deduction 340 340 136 68 20 20 16 17 $512 $445 1Q24 2Q24 9

10 No Maturities Over Next 6 Years Key Commentary $1,045 $725 2024 2025 2026 2027 2028 2029 2030 2031 First Lien Term Loan Senior Secured Notes ▪ No material maturities within the next 6 years ▪ Plenty of time to effectuate integration and garner benefits of combination No Maturities Until December 2030

11 Cash Consumption Continues to Moderate Through 2Q24 1. Amounts exclude letters of credit restricted cash collateral Change in Unrestricted Cash (1) (1) Key Commentary 1• $37M interest payment on Senior Secured Notes, $9M interest payment on Term Loan B • Professional fees associated with Omni transaction, integration, and subsequent amendment • Final earnout payments and net working capital purchase price adjustments related to prior acquisitions 2 3 1 2 3 One-time Items Pro Forma Free Cash Flow 1 2 3 Pro Forma Unlevered Free Cash Flow $12 (-) Debt Service (46) Pro Forma Levered Free Cash Flow ($34) (-) Transaction/Integration Fees (21) (-) Earnouts & Purchase Price Adjustments (12) Net Change in Unrestricted Cash ($67)

Remain Committed to Previously Announced Capital Allocation Plan with a Focus on Improving Performance 12 Deleverage ▪ Deleveraging is a key priority, demonstrated by repayment of $80M of term loans in 1Q ▪ Actively reviewing portfolio to identify opportunities to dispose of any non-core assets ▪ Dividends and repurchases stand suspended with focus on deleveraging Dividend & Share Repurchases ▪ Improve operating performance and successfully integrate Omni to function as ONE company Operational Improvement

13 2Q24 Summary – Integration and Cost Reductions Progressing and Performance Improving Completed transaction in 1Q24 Brought in new senior leadership in April and May Actioned cost reduction items in late 1Q24 and 2Q24 (i.e., this quarter) Continuing as an industry leader in on-time service and claims rates Transforming from separate legal entity driven organizations to a product, service and operations driven team with stronger back-office support, process and procedure Deleveraging remains focused via asset rationalization and improved performance Transactional cash consumption significantly moderated in 2Q24 and anticipated to inflect in 3Q / 4Q24 Significant sequential Consolidated EBITDA(1) improvement Currently, have adequate covenant cushion and liquidity to complete the integration and garner the increased cash generating capability of the combined companies 1. Non-GAAP financial measure. Please note that Consolidated EBITDA is calculated pursuant to our credit agreement

Appendix 14

Covenant Leverage Reconciliation

Consolidated EBITDA Reconciliation	3Q23	4Q23	1Q24	2Q24	TTM (6/30/24)
Net Income	($59)	$30	($159)[1]	($966)	($1,155)
Business Dispositions (Final Mile)	(2)	(117)	(0)	(0)	(120)
Impairment Charge / Asset Write-Off	-	-	-	1,093	1,093
Omni Merger Transaction Costs	36	61	96	2	195
Other (severance, retention, change in fair value etc)	9	(20)	43	34	65
Consolidated Net Income	($17)	($46)	($21)	$162	$79
Net Interest Expense	45	67	53	47	213
Taxes	5	0	(16)	(174)	(184)
Depreciation and Amortization	30	33	20	37	119
Trans. Expenses, Integration Costs, & Other Normalizing Adjustments	8	15	2	(2)	23
Pro Forma Cost Synergies	19	19	11	6	54
Consolidated EBITDA Excluding RIF[1]	$90	$88	$49	$76	$303
PF June 2024 Headcount Reduction Savings	6	6	6	5	22
Consolidated EBITDA[2]	$96	$94	$55	$81	$325
Consolidated First Lien Indebtedness[3]					1,770
Net Cash and Cash Equivalents[4]					(68)
Net Debt					$1,702
Consolidated First Lien Net Leverage Ratio					***5.2x***

1. Non-GAAP financial measure. Reconciliations and other information required by Regulation G can be found in the Appendix section of the presentation
2. Non-GAAP financial measure. Please note that Consolidated EBITDA is calculated pursuant to our credit agreement
3. As defined in the RCFTL (Revolving Credit Facility Term Loan) credit agreement, represents total amount of debt outstanding, including Term Loan, Senior Secured Notes, and Revolving Credit Facility; excludes finance leases
4. As defined in the RCFTL credit agreement, excludes foreign subsidiaries of $16M (1Q24) and $17M (2Q24) and restricted cash of $20M (1Q24) and $20M (2Q24)

Forward Omni Logistics

15

Pro Forma Net Income Reconciliation 1Q24 1Q 2024 Reported Net Income ($89) Standalone Omni (January 1 – January 24, 2024) Net Income (71) Pro Forma 1Q24 Net Income ($159) GAAP to Non-GAAP Reconciliation Adjusted Operating Income Reconciliation 2Q24 Loss from Continuing Operations ($1,096) Impairment of Goodwill 1,093 Adjusted Operating Income ($3)